UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2019

TRIBUNE MEDIA COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08572	36-1880355
(State or other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

515 North State Street, Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 222-3394

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On January 25, 2019, Tribune Media Company (“Tribune”) announced that it will hold a special meeting of Tribune shareholders on Tuesday, March 12, 2019. At the special meeting, holders of Tribune Class A common stock and Tribune Class B common stock as of the close of business on February 4, 2019 (the “record date”), voting together as a single class, will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of November 30, 2018, as it may be amended from time to time (the “Merger Agreement”), by and among Tribune, Nexstar Media Group, Inc. (“Nexstar”) and Titan Merger Sub Inc., providing for the acquisition of Tribune by Nexstar, and certain related matters.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of a proposed business combination involving Tribune and Nexstar. In connection with the proposed transaction, Tribune intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. The information in the proxy statement will not be complete and may be changed. Tribune will deliver the definitive proxy statement to its shareholders as required by applicable law. This communication does not constitute a solicitation of any vote or approval and is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed business combination. INVESTORS AND SECURITY HOLDERS OF TRIBUNE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Tribune (when they become available) may also be obtained free of charge from Tribune’s website at www.tribunemedia.com.

PARTICIPANTS IN THE MERGER SOLICITATION

Tribune and Nexstar and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Tribune in favor of the proposed transaction under the rules of the SEC. Information about Tribune’s directors and executive officers is available in Tribune’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 1, 2018 and Tribune’s definitive proxy statement, dated April 19, 2018, for its 2018 annual meeting of shareholders. Information about Nexstar’s directors and executive officers is available in Nexstar’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 1, 2018, and Nexstar’s definitive proxy statement, dated April 27, 2018, for its 2018 annual meeting of shareholders. Additional information regarding participants in the proxy solicitations and a description of their direct and indirect interests will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Forward-looking statements include information preceded by, followed by, or that includes the words “guidance,” “believes,” “expects,” “anticipates,” “could,” or similar expressions. For these statements, Nexstar and Tribune claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this communication, concerning, among other things, the ultimate outcome, benefits and cost savings of any possible transaction between Nexstar and Tribune and timing thereof, and future financial performance, including changes in net revenue, cash flow and operating expenses, involve risks and uncertainties, and are subject to change based on various important factors, including: those identified and disclosed in public filings with the SEC made by Tribune; the timing of and any potential delay in consummating the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied and the transaction may not close; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement including a termination under circumstances that could require Tribune to pay a termination fee to Nexstar; the risk that Nexstar fails to obtain the necessary financing arrangements set forth in the debt commitment letters delivered pursuant to the Merger Agreement; the ability to service and refinance our outstanding debt; the inability to consummate the transaction due to the failure to obtain the requisite shareholder approval; the effects of future regulatory or legislative actions on Nexstar and Tribune, including any future regulatory actions and conditions in the television stations’ operating areas and the effects of governmental regulation of broadcasting; conduct and changing circumstances related to third-party relationships on which Tribune relies for its business; the impact of changes in national and regional economies; pricing fluctuations in local and national advertising; competition from others in the broadcast television markets; volatility in programming costs; industry consolidation; technological developments; market risks from fluctuations in interest rates; events that are outside of the control of Tribune and Nexstar, such as political unrest in international markets, terrorist attacks, malicious human attacks, natural disasters, pandemics and other similar events; and other economic, business, regulatory and/or competitive factors affecting Tribune’s business generally. Unless required by law, Nexstar and Tribune undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this communication might not occur. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. For more details on factors that could affect these expectations, please see Tribune’s and Nexstar’s filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2019	Tribune Media Company

	By:	/s/ Chandler Bigelow
Chandler Bigelow
Executive Vice President and Chief Financial Officer

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